UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 23, 2020

PFIZER INC.
(Exact name of registrant as specified in its charter)

Delaware	1-3619	13-5315170
(State or other	(Commission File	(I.R.S. Employer
jurisdiction of	Number)	Identification No.)
incorporation)

235 East 42nd Street		10017
New York,	New York	(Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code:
(212) 733-2323

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.05 par value	PFE	New York Stock Exchange
0.250% Notes due 2022	PFE22	New York Stock Exchange
1.000% Notes due 2027	PFE27	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

(a) The Pfizer Inc. (the "Company") Annual Meeting of Shareholders was held on April 23, 2020.

(b) Shareholders voted on the matters set forth below.

1.  The nominees for election to the Company’s Board of Directors set forth in Item 1 to the Company’s Proxy Statement filed with the U.S. Securities and Exchange Commission on March 13, 2020 were elected to hold office until the Company’s next Annual Meeting of Shareholders, based upon the following votes:

Nominee	Votes For	Votes Against	Abstentions	Broker non-vote
Ronald E. Blaylock	3,838,566,625	56,381,770	13,596,621	812,957,533
Albert Bourla	3,694,789,467	186,110,953	27,646,791	812,957,533
W. Don Cornwell	3,804,895,768	90,180,287	13,471,156	812,957,533
Joseph J. Echevarria	3,598,011,274	298,143,259	12,392,678	812,957,533
Scott Gottlieb	3,875,072,029	20,928,717	12,546,465	812,957,533
Helen H. Hobbs	3,874,592,839	22,787,784	11,166,587	812,957,533
Susan Hockfield	3,879,605,512	18,539,362	10,402,337	812,957,533
James M. Kilts	3,257,924,746	638,358,601	12,263,863	812,957,533
Dan R. Littman	3,870,004,992	26,060,961	12,481,257	812,957,533
Shantanu Narayen	3,865,221,904	30,969,956	12,355,350	812,957,533
Suzanne Nora Johnson	3,733,297,401	164,478,705	10,771,104	812,957,533
James Quincey	3,871,405,786	25,379,651	11,761,773	812,957,533
James C. Smith	3,852,504,316	43,772,088	12,270,806	812,957,533

2. The proposal to ratify the selection of KPMG LLP as the Company’s independent registered public accounting firm for the 2020 fiscal year was approved based upon the following votes:

Votes for approval	4,517,781,714
Votes against	189,300,865
Abstentions	14,422,165
Broker non-votes	n/a

3. The proposal to approve, on an advisory basis, the compensation of the Company's Named Executive Officers was approved based upon the following votes:

Votes for approval	3,687,626,065
Votes against	193,562,262
Abstentions	27,358,009
Broker non-votes	812,957,533

4. The shareholder proposal regarding right to act by written consent was not approved based upon the following votes:

Votes for approval	614,675,966
Votes against	3,262,924,232
Abstentions	30,946,935
Broker non-votes	812,957,533

5. The shareholder proposal regarding enhancing proxy access was not approved based upon the following votes:

Votes for approval	1,172,526,227
Votes against	2,707,722,195
Abstentions	28,298,711
Broker non-votes	812,957,533

6. The shareholder proposal regarding report on lobbying activities was not approved based upon the following votes:

Votes for approval	795,529,692
Votes against	3,070,923,866
Abstentions	42,093,653
Broker non-votes	812,957,533

7. The shareholder proposal regarding independent chair policy was not approved based upon the following votes:

Votes for approval	1,320,327,998
Votes against	2,562,531,292
Abstentions	25,687,720
Broker non-votes	812,957,533

8. The shareholder proposal regarding gender pay gap was not approved based upon the following votes:

Votes for approval	1,416,237,122
Votes against	2,296,745,539
Abstentions	195,562,451
Broker non-votes	812,957,533

9. Susan Desmond-Hellmann was elected to the Company’s Board of Directors to hold office until the Company’s next Annual Meeting of Shareholders, based upon the following votes:

Nominee	Votes For	Votes Against	Abstentions	Broker non-vote
Susan Desmond-Hellmann	3,585,622,194	23,967,398	36,831,173	1,050,149,944

(c) Not applicable
(d) Not applicable

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PFIZER INC.

Dated: April 24, 2020	By:	/s/ Margaret M. Madden
Margaret M. Madden
Senior Vice President and Corporate Secretary
Chief Governance Counsel